Bank indebtedness	12 Months Ended
Mar. 30, 2024
Debt Disclosure [Abstract]
Bank indebtedness
6.	Bank indebtedness:
As of March 30, 2024 and March 25, 2023, bank indebtedness consisted solely of amounts owing under the Company’s Amended Credit Facility (defined below), which had an outstanding balance of $63.4 million ($63.7 million net of $0.3 million of deferred financing costs)
and $
57.9
 million ($
58.3
 million net of $
0.4
 million of deferred financing costs), respectively. The Company’s Amended Credit Facility is collateralized by substantially all of the Company’s assets. The Company’s excess borrowing capacity was $
13.4
 million as of March 30, 2024 and $
12.9
 million as of March 25, 2023. The Company met its excess availability requirements throughout fiscal 2024, and as of the date of these financial statements.
The Company’s ability to fund its operations and meet its cash flow requirements is dependent upon its ability to maintain positive excess availability under its $85.0 million Amended Credit Facility with Wells Fargo Canada Corporation. On October 23, 2017, the Company entered into a credit facility with Wells Fargo Capital Finance Corporation Canada for a maximum amount of $85.0 million and maturing in
October 2022
. On December 24, 2021, the Company entered into an amended and restated senior secured revolving credit facility (“Amended Credit Facility”) with Wells Fargo Capital Finance Corporation Canada. The Amended Credit Facility extended the maturity date of the Company’s pre-existing
loan from October 2022 to
December 2026
. The Amended Credit Facility also provides the Company with an option to increase the total commitments thereunder by up to $5.0 million. The Company will only have the ability to exercise this accordion option if it has the required borrowing capacity at such time. The Amended Credit Facility bears interest at a rate of
CDOR
plus a spread ranging from 1.5
% -
2.0% depending on the Company’s excess availability levels. Under the Amended Credit Facility, the sole financial covenant that
the Company is required to adhere to is to maintain minimum excess availability of not less than $8.5 million at all times
, except that the Company shall not be in breach of this covenant if excess availability falls below $8.5 million for not more than two consecutive business days once
during any fiscal month
 throughout 2024
. The Company’s excess availability was above $8.5 million throughout fiscal 2024.
On June 29, 2018, the Company secured a $12.5 million
t
erm
l
oan maturing in October 2022 with SLR. On December 24, 2021, the Company entered into an amended and restated senior secured term loan (“Amended Term Loan”) with SLR. The Amended Term Loan extended the maturity date of the Company’s pre-existing
loan from October 2022 to
December 2026
. The Amended Term Loan is subordinated in lien priority to the Amended Credit Facility and bears interest at a rate of
CDOR
plus 7.75%. The Amended Term Loan also allows for periodic revisions of the annual interest rate to
CDOR
plus 7.00% or
CDOR
plus 6.75% depending on the Company complying with certain financial covenants. Under the Amended Term Loan, the Company is required to adhere to the same financial covenant as under the Amended Credit Facility (maintain minimum excess availability of not less than $8.5 million at all times
, except that the Company shall not be in breach of this covenant if excess availability falls below $8.5 million for not more than two consecutive business days once during any fiscal month). In addition, the Amended Term Loan includes availability blocks at all times of not less than the greater of $8.5 million and 10% of the borrowing base, including additional seasonal availability blocks imposed from December 20th to January 20th of each year of $5.0 million and from January 21st to January 31st of each year of $2.0 million. The Term Loan is required to be repaid upon maturity.
The Company’s borrowing capacity under both its Amended Credit Facility and its Amended Term Loan is based upon the value of the Company’s inventory and accounts receivable, which is periodically assessed by its lenders and based upon these reviews the Company’s borrowing capacity could be significantly increased or decreased.

The
Company’s Amended Credit Facility and its Amended Term Loan are subject to cross default provisions with all other loans pursuant to which if the Company is in default of any other loan, the Company will immediately be in default of both its Amended Credit Facility and its Amended Term Loan. In the event that excess availability falls below $8.5 million for more than two consecutive business days once during any fiscal month, this would be considered an event of default under the Company’s Amended Credit Facility and its Amended Term Loan, that provides the lenders the right to require the outstanding balances borrowed under the Company’s Amended Credit Facility and its Amended Term Loan become due immediately, which would result in cross defaults on the Company’s other borrowings. The Company expects to have excess availability of at least $8.5 million for at least the next twelve months from the date of issuance of these financial statements.
The Company’s Amended Credit Facility and its Amended Term Loan also contain limitations on the Company’s ability to pay dividends, more specifically, among other limitations; the Company can pay dividends only at certain excess borrowing capacity thresholds. The Company is required to either i) maintain excess availability of at least 40% of the borrowing base in the month preceding payment or ii) maintain excess availably of at least 25% of the line cap and maintain a fixed charge coverage ratio of at least 1.10 to 1.00. Other than these financial covenants related to paying dividends, the terms of the Company’s Amended Credit Facility and its Amended Term Loan provide that no financial covenants are required to be met other than already described.
The Company’s lenders under its Amended Credit Facility and its Amended Term Loan may impose, at any time, discretionary reserves, which would lower the level of borrowing availability under its credit facilities (customary for asset-based loans), at their reasonable discretion, to: i) ensure that the Company maintains adequate liquidity for the operations of its business, ii) cover any deterioration in the value of the collateral, and iii) reflect impediments to the lenders to realize upon the collateral. There is no limit to the amount of discretionary reserves that the Company’s lenders may impose at their reasonable discretion. No discretionary reserves were imposed during fiscal year 2024 by the Company’s lenders.
Th
e
 information concerning the Company’s bank indebtedness is as follows:

	Fiscal Year Ended
	March 30, 2024	March 25, 2023
	(In thousands)

Maximum borrowing outstanding during the year	$69,051	$59,367
Average outstanding balance during the year	$61,507	$50,349
Weighted average interest rate for the year	7.8%	5.7%
Effective interest rate at year- end	7.7%	6.9%
As security for the bank indebtedness, the Company has provided some of its lenders the following: (i) general assignment of all accounts receivable, other receivables and trademarks; (ii) general security agreements on all of the Company’s assets; (iii) insurance on physical assets in a minimum amount equivalent to the indebtedness, assigned to the lenders; (iv) a mortgage on moveable property (general) under the Civil Code (Québec) of $200.0 million; (v) lien on machinery, equipment
and molds and dies; and (vi) a pledge of trademarks and stock of the Company’s subsidiaries.